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                               DIRECTOR CHOICE VISION

              HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED SEPTEMBER 19, 2000
                      TO THE PROSPECTUS DATED JULY 27, 2000

Effective October 16, 2000, the Mitchell Hutchins Series Trust Strategic Income Portfolio Sub-Account will be closed to new premium payments and transfer of existing Contract Values.


HV-2767
333-36136